UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 1, 2015

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed by Pacific Ethanol, Inc. (the “Company”) on July 6, 2015 (the “Initial Form 8-K”), effective July 1, 2015, the Company completed its previously announced acquisition of Aventine Renewable Energy Holdings, Inc. (“Aventine”). The Company is filing this Amendment No. 1 to the Initial Form 8-K (“Amendment No. 1”) to amend and restate in its entirety Item 9.01 in the Initial Form 8-K to provide the financial statements and pro forma information required by Item 9.01 of Form 8-K that were omitted from the Initial Form 8-K as permitted.

Item 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Aventine and its subsidiaries as of December 31, 2014 and December 31, 2013, the related audited consolidated statements of operations, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2014, the related notes to such audited consolidated financial statements and the related independent auditors’ reports are incorporated by reference to the Index to Financial Statements in the Company’s Amendment No. 3 to its Registration Statement on Form S-4 filed with the Securities and Exchange Commission on May 4, 2015, Commission File No. 333-201879.

The unaudited condensed consolidated balance sheet of Aventine and its subsidiaries as of March 31, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive loss, and cash flows for the three months ended March 31, 2015 and 2014, and the notes thereto are attached as Exhibit 99.2 to this Amendment No. 1.

(b)     Pro Forma Financial Information.

The following pro forma financial information is attached as Exhibit 99.3 to this Amendment No. 1:

•	Unaudited Pro Forma Combined Condensed Balance Sheets as of March 31, 2015 and December 31, 2014;

•	Unaudited Pro Forma Combined Condensed Statement of Operations for the three months ended March 31, 2015; and

•	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2014.

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(d)     Exhibits.

Number	Description (#)

2.1	Agreement and Plan of Merger dated December 30, 2014 by and among Pacific Ethanol, Inc., Aventine Renewable Energy Holdings, Inc. and AVR Merger Sub, Inc. (1)
2.2	Amendment No. 1 to Agreement and Plan of Merger dated March 31, 2015 by and among Pacific Ethanol, Inc., Aventine Renewable Energy Holdings, Inc. and AVR Merger Sub, Inc. (2)
10.1	Amendment No. 3 to Amended and Restated Loan and Security Agreement dated July 1, 2015 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC and Wells Fargo Capital Finance, LLC (3)
10.2	Amendment No. 2 to Amended and Restated Loan and Security Agreement dated December 29, 2014 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC and Wells Fargo Capital Finance, LLC (3)
10.3	Amendment No. 1 to Amended and Restated Loan and Security Agreement dated December 4, 2013 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC and Wells Fargo Capital Finance, LLC (3)
14.1	Code of Ethics effective July 1, 2015 (3)
16.1	Letter of Hein & Associates LLP dated July 6, 2015 (3)
23.1	Consent of McGladrey LLP, independent auditors for Aventine Renewable Energy Holdings, Inc. (*)
23.2	Consent of Ernst & Young LLP, independent auditors for Aventine Renewable Energy Holdings, Inc. (*)
99.1	Press Release dated July 1, 2015 (3)
99.2	Unaudited condensed consolidated balance sheet of Aventine and its subsidiaries as of March 31, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive loss, and cash flows for the three months ended March 31, 2015 and 2014 and the notes thereto (*)
99.3	Pro Forma Financial Information listed in Item 9.01(b) (*)

________________

(*)	Filed herewith.
(#)	All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.
(1)	Previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2014 and incorporated herein by reference. The Agreement and Plan of Merger filed as Exhibit 2.1 omits certain exhibits and the disclosure schedules to the Merger Agreement pursuant to Item 601(b)(2) of Regulation S-K promulgated by the Securities and Exchange Commission. The Company agrees to furnish on a supplemental basis a copy of the omitted exhibits and schedules to the Securities and Exchange Commission upon request.
(2)	Previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2015 and incorporated herein by reference.
(3)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: August 5, 2015	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright Vice President, General Counsel & Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

23.1	Consent of McGladrey LLP, independent auditors for Aventine Renewable Energy Holdings, Inc.

23.2	Consent of Ernst & Young LLP, independent auditors for Aventine Renewable Energy Holdings, Inc.

99.2	Unaudited condensed consolidated balance sheet of Aventine and its subsidiaries as of March 31, 2015, and the related unaudited condensed consolidated statements of operations, comprehensive loss, and cash flows for the three months ended March 31, 2015 and 2014 and the notes thereto

99.3	Pro Forma Financial Information listed in Item 9.01(b)

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